SUPPLEMENT DATED DECEMBER 29, 2008
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2008

This supplement revises the Pacific Select Fund (fund) prospectus dated May 1, 2008, as supplemented (Prospectus). The changes within this supplement are currently in effect. This supplement must be preceded or accompanied by the fund Prospectus. Remember to review the Prospectus for other important information.

ABOUT THE PORTFOLIO MANAGERS

The information on page 79 of the Prospectus regarding OppenheimerFunds, Inc. for the Multi-Strategy Portfolio is amended. The fixed income component of the portfolio is now managed by the following team of portfolio managers. Information and references regarding Angelo Manioudakis are deleted.

Benjamin J. Gord (Since 2008)	Vice President of Oppenheimer since 2002, portfolio manager and member of the multi strategy management team of Oppenheimer since 2003. Mr. Gord’s responsibilities include contributing to the selection of the domestic investment grade bonds. He has a BA from New York University and attended the PhD program at University of Pennsylvania.
Geoffrey Caan (Since 2008)	Vice President, portfolio manager and member of the multi strategy management team of Oppenheimer since 2003.
Mr. Caan is also a member of Oppenheimer’s portfolio strategy team. He specializes in mortgage-backed securities and structured products. He has a BBA from University of Wisconsin and an MBA from The University of Chicago Booth School of Business.
Antulio N. Bomfim (Since 2008)	Vice President, portfolio manager and member of the multi strategy management team of Oppenheimer since 2003.
Mr. Bomfim is also a member of Oppenheimer’s portfolio strategy team. He specializes in interest rate yield curve strategy. He has an MS from University of Oxford and an MA and a PhD from University of Maryland.
Thomas Swaney (Since 2008)	Vice President and portfolio manager of Oppenheimer since 2006 and member of the multi strategy management team since 2003. Mr. Swaney is also a member of Oppenheimer’s core plus corporate research team with analytical responsibilities for the domestic banking and brokerage industries within the corporate sector. Prior to his current position, he was a senior analyst of Oppenheimer’s high grade investment team from 2002 to 2006. He has a BBA from University of Alabama, an MBA from Pennsylvania State University, and an MS from Kelley School of Business at Indiana University.

SUPPLEMENT DATED DECEMBER 29, 2008 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2008, as supplemented (together the “SAI”) and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect. Remember to review the SAI for other important information.

INFORMATION ABOUT THE PORTFOLIO MANAGERS section —

In the Other Accounts Managed subsection beginning on page 110 of the SAI, the information in the Asset Based Fees table regarding Angelo Manioudakis with respect to the Multi-Strategy Portfolio is deleted and replaced with the following information:

The numbers in the table below are as of November 30, 2008.

	ASSET BASED FEES
	Registered Investment
	Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Multi-Strategy
Benjamin J. Gord	16	$20,951,000,000	6	$272,000,000	5	$98,000,000
Geoffrey Caan	16	$20,951,000,000	6	$272,000,000	5	$98,000,000
Antulio N. Bomfim	16	$20,951,000,000	6	$272,000,000	5	$98,000,000
Thomas Swaney	16	$20,951,000,000	6	$272,000,000	5	$98,000,000